[Letterhead of Sullivan & Triggs, LLP]
September 28, 2007

Writer’s Direct Contact
(310) 451-8302
bsullivan@sullivantriggs.com
VIA EDGAR AND OVERNIGHT DELIVERY
H. Christopher Owings
Assistant Director
Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Mail Stop 3561
Washington, D.C. 20549

Re:	BabyUniverse, Inc. Amendment No. 2 to Registration Statement on Form S-4 Filed Sepember 7, 2007 File No. 333-143765
Dear Mr. Owings:
     On behalf of BabyUniverse, Inc. (the “Company”), we are transmitting for filing Amendment No. 3 (the “Amendment”) to the Registration Statement on Form S-4 (File No. 333-143765) (the “Registration Statement”). A courtesy copy of the Amendment will be provided that is marked to show changes from Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission (the “Commission”) on September 7, 2007.
     The Amendment is being filed in response to comments received from the Commission staff (the “Staff”) by letter dated September 26, 2007, to which we respond in this letter. The relevant text of the Staff’s comments has been included in this letter. The headings and numbering below correspond to the headings and numbering in the Staff’s letter.
Background of the Merger, page 56
1.	Comment: We note your response to comment 4 in our letter dated August 15, 2007. We further note your revisions. We reissue our prior comment in part. While we understand that Singer Lewak’s tax and financial review did not include an opinion on the fairness of the transaction, it does appear that it might have been relevant to the Board’s determination as to the fairness of the transaction. Please revise to elaborate upon exactly what input Singer Lewak provided or advise.
Response: In response to the Staff’s comment, the Company has revised the disclosure as requested on page 59 of the Amendment.
Compensation Discussion and Analysis, page 129
2.	Comment: We note your response to comment 8 in our letter dated August 15, 2007. We further note your revisions; however, we reissue this comment as it relates to our request for additional detail concerning the elements of compensation. For example, you state that the Compensation Committee pays discretionary bonuses based upon “the executive’s contribution to BabyUniverse during a particular period or related to specific accomplishments.” Please elaborate upon these factors. Also you state that you “attempt to set base salaries that are commensurate with each executive’s organizational responsibilities and his or her level of professional development, taking into account the expected role the executive is likely to play in assisting BabyUniverse achieve its goals and objectives.” Please also elaborate upon these factors. Also, explain how you determined the amount of equity that each executive officer was allowed to invest in or was awarded. Finally, you refer to the fact that the arrangements you have established for your executives “are reasonable and competitive compared to other companies BabyUniverse competes with for the attraction and retention of talent.” Please provide information about the components of this data, as previously requested.
Response: In response to the Staff’s comment, the Company has revised the disclosure as requested on page 130 of the Amendment.
Exhibit 8.1 and 8.2
3.	Comment: We note your response to comment 18 in our letter dated August 15, 2007. We reissue our prior comment in part. We note the opinion states that the discussion in the proxy statement/prospectus is “accurate in all material respects.” Counsel must opine on the tax consequences of the transaction, not the manner in which they are described in the prospectus. The opinion of Wilkie Farr and Gallagher LLP should be revised to confirm that the discussion in the prospectus constitutes their opinion.
Response: In response to the Staff’s comment, the opinion of Willkie Farr & Gallagher LLP has been revised as requested and is included as Exhibit 8.2 to the Amendment.
4.	Comment: We note your response to comment 19 in our letter dated August 15, 2007. We reissue our prior comment. It is inappropriate for counsel to include assumptions that assume away facts that are readily ascertainable.

Response: The Staff has informally advised the undersigned that this comment was intended to apply only to Exhibit 8.1, and not to Exhibit 8.2. As to the Staff’s comment as it applies to Exhibit 8.1, subjoined is a response prepared by Bryan Cave LLP, based upon a telephone conversation on September 27, 2006 among James R. Levey of that firm and two members of the Staff:
“Thank you for taking the time to discuss this continued misunderstanding with us. We agree with the Staff’s perspective that it would be improper opinion practice to render an opinion on the basis of overbroad assumptions that would be likely to mislead the opinion recipient, that assume the conclusion on which the opinion is based or that rely upon statements of ultimate fact. (See TriBar Committee Report (1998) (“TriBar Report”), Section 2.2.1(b); Glazer and Fitzgibbon on Legal Opinions (2d ed.), Sections 4.2.4, 4.3.1). We respectfully continue to believe that our opinion letter is appropriate, as the comment appears to be based on an unintended reading of our standard assumption.
We have assumed the “legal capacity of natural persons”; this assumption is typical, and relates to legal qualification (e.g., age of majority), competency and fitness (i.e., sanity) matters and does not address the corporate authority of an officer.
As stated in Section 2.3(a) of the TriBar Report:
“Some facts are common to transactions generally and are customarily assumed as a matter of course. Thus, opinion preparers almost always assume the legal capacity of individuals, that the copies of documents furnished to them conform to the originals, that the original documents furnished them are authentic and that the signatures on executed documents are genuine. The alternative of requiring the opinion preparers to establish these matters is likely to generate costs that produce no corresponding benefit. [Emphasis added]”
Although the ABA Accord was not generally accepted (and our opinion letter should not be interpreted to be an Accord opinion), Section 4 of the Accord provides, in part:
“§ 4 Reliance by Opinion Giver on Assumptions. The Opinion Giver may rely, without investigation, upon the assumptions set forth below unless in a given case the particular assumption states, directly or in practical effect, a legal conclusion expressed in the Opinion.
(a) A Client who is a natural person, and natural persons who are involved on behalf of the Client, have sufficient legal capacity to enter into and perform the Transaction or to carry out their role in it.”
As we discussed, the legal conclusion that we express in the opinion letter is not a due authorization opinion (which, as we discussed, would not be required by Regulation S-K, and which we, as non-Florida counsel, would not ordinarily render); however, our assumption language was not intended to suggest that we had assumed the corporate authority of the officer of our client delivering the certificate to us regarding factual matters on which we are relying for purposes of the tax opinion.”
* * * * * *

Should you have any further questions or comments regarding the captioned filing, please direct them to the undersigned at (310) 451-8302.
Very truly yours,
/s/ Brian A. Sullivan
Brian A. Sullivan, Esq.
Enclosure

cc:	Milwood Hobbs, Accountant
Michael Moran, Accounting Branch Chief
Scott Anderegg, Staff Attorney
Mara Ransom, Legal Branch Chief
Securities and Exchange Commission

John C. Textor, Chief Executive Officer and Chairman of the Board
Jonathan Teaford, Executive Vice President
BabyUniverse, Inc.

Michael J. Wagner, Chief Executive Officer
eToys Direct, Inc.

William H. Gump, Esq.
Thomas Mark, Esq.
Willkie Farr & Gallagher LLP
Counsel to eToys Direct, Inc.

D. Thomas Triggs, Esq.
Owen M. Lewis, Esq.
Sullivan & Triggs, LLP
Counsel to BabyUniverse, Inc.

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